                                                                  EXHIBIT 24.1


                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of May, 1998



                                             /s/     Robert L. Barbanell
                                             ----------------------------------
                                             Name:   Robert L. Barbanell
                                             Title:  Chairman of the Board
                                                     and Director

                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of May, 1998



                                             /s/     David A. B. Brown
                                             ----------------------------------
                                             Name:   David A. B. Brown
                                             Title:  Director

                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of May, 1998



                                             /s/     Howard I. Bull
                                             ----------------------------------
                                             Name:   Howard I. Bull
                                             Title:  Director

                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May, 1998


                                             /s/     J. C. Burton
                                             ----------------------------------
                                             Name:   J. C. Burton
                                             Title:  Director

                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of May, 1998




                                             /s/     David B. Robson
                                             ----------------------------------
                                             Name:   David B. Robson
                                             Title:  Director

                        MARINE DRILLING COMPANIES, INC.

                               POWER OF ATTORNEY


         WHEREAS, MARINE DRILLING COMPANIES, INC., a Texas corporation (the "Company"), intends to file with the United States Securities and Exchange Commission (the "Commission") under the United States Securities Act of 1933, as amended (the "Securities Act"), a Registration Statement on Form S-3, including a prospectus, with such amendment or amendments thereto, whether pre-effective or post-effective, together with any registration statement relating thereto of the type contemplated by Rule 462(b) of the Securities Act, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") in connection with the registration of securities of the Company, which may include equity securities, debt securities and/or other securities, to be offered by the Company pursuant to Rule 415 of the Securities Act;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Jan Rask and T. Scott O'Keefe, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement, including without limitation any registration statement of the type contemplated by Rule 462(b) of the Securities Act, and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 14th day of May, 1998



                                             /s/     Robert C. Thomas
                                             ----------------------------------
                                             Name:   Robert C. Thomas
                                             Title:  Director